Exhibit 99.1

JDA Software Group, Inc.	JDA Investor Relations and Public Relations
NEWS RELEASE	contacts noted at the end of release

JDA Software Announces Record Quarterly Revenues
JDA Signs 10 Large Transactions in Q4 2009
i2 Transaction on Track to Close on January 28, 2010
Scottsdale, Arizona — January 25, 2010 — JDA® Software Group, Inc. (NASDAQ: JDAS) today announced financial results for the fourth quarter and year ended December 31, 2009. JDA reported record total revenues of $107.1 million and adjusted EBITDA of $27.3 million in fourth quarter 2009, compared to total revenues of $106.2 million and adjusted EBITDA of $28.0 million in fourth quarter 2008. JDA reported software revenues of $28.6 million for fourth quarter 2009, compared to $34.3 million in fourth quarter 2008, which included an $11.5 million software deal as reported last year. JDA also reported adjusted non-GAAP earnings for fourth quarter 2009 of $0.43 per share, compared to $0.43 per share in fourth quarter 2008. GAAP income applicable to common shareholders for fourth quarter 2009 was $8.5 million or $0.24 per share, compared to a GAAP net loss of $13.5 million or $0.44 per share in fourth quarter 2008.
          “During fourth quarter 2009 we achieved record results with 10 software deals in excess of $1.0 million, the best quarter of the year for our Americas and EMEA regions and the highest quarterly revenues in our history,” said JDA CEO Hamish Brewer. “While several competitors stumbled last year, we maintained a strong financial position and enjoyed great momentum with companies of all sizes choosing our proven supply chain solutions. With the industry experiencing a solid holiday period, we look forward to carrying that momentum into 2010.”
          JDA is on track to finalize the i2 acquisition on January 28, 2010. The Company has scheduled an analyst conference call on February 16, 2010 at 11:00 a.m. Eastern time to discuss its 2010 outlook, which JDA expects to make public on the morning of February 16 and post on www.jda.com after releasing to the wire services.
Fourth Quarter 2009 Financial Summary
•	Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) was $27.3 million in the fourth quarter 2009, compared to $28.0 million in fourth quarter 2008.

•	Adjusted non-GAAP earnings per share for fourth quarter 2009 were $0.43 using 35.0 million fully diluted shares, compared to $0.43 per share in fourth quarter 2008, using 31.1 million fully diluted shares. Adjusted non-GAAP earnings exclude amortization of acquired software
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technology and intangibles, restructuring charges, stock-based compensation, costs related to the pending acquisition of i2, as well as the costs of the abandoned acquisition in 2008.

•	GAAP income applicable to common shareholders for fourth quarter 2009 was $8.5 million or $0.24 per share, compared to a GAAP net loss of $13.5 million or $0.44 per share in fourth quarter 2008. The net loss for 2008 includes a pre-tax charge of $29.7 million related to an abandoned acquisition.

•	DSO was 58 days at the end of fourth quarter 2009, compared to 67 days at the end of fourth quarter 2008.

•	Cash flow from operations was $16.0 million in fourth quarter 2009, compared to adjusted non-GAAP cash flow from operations of $2.6 million in fourth quarter 2008, which excludes $26.1 million of costs related to the abandoned acquisition in fourth quarter 2008.

•	During fourth quarter 2009 we issued $275 million of 5-year 8 percent senior notes. The net proceeds were placed in escrow and will be used to fund a portion of the cash merger consideration of the pending acquisition of i2.

•	Cash and cash equivalents were $76.0 million at December 31, 2009, after transferring $17.1 million to restricted cash in connection with the pending acquisition of i2, compared to $32.7 million at December 31, 2008.
Fourth Quarter 2009 Highlights
          “The strength of our software sales was evident across the board as we achieved sequential revenue growth in each of our geographic regions, while closing 69 new deals in the quarter,” commented Brewer.
•	Regional Sales Performance: The following presents a high-level summary of JDA’s regional performance:
•	JDA closed $19.1 million in software deals in its Americas region during fourth quarter 2009, compared to $12.6 million in third quarter 2009 and $27.4 million in fourth quarter 2008, which included one software transaction of $11.5 million. Customers that signed licenses included: Guitar Center, Inc., Hibbett Sports, Inc., The Dress Barn, Inc., Revlon Consumer Products Corporation, Schwan’s Shared Services, LLC and Grupo Empressarial SJ SA de CV.

•	Software sales in JDA’s Europe, Middle East and Africa (EMEA) region were $6.4 million in fourth quarter 2009, compared to $4.1 million in third quarter 2009 and $5.6
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million in fourth quarter 2008. New software deals in the EMEA region included: Merck Serono S.A., KITS France, Marks & Spencer plc, PEP, Al Othaim Commercial Company, Massdiscounters t/a Game and Dion Wired.

•	JDA’s Asia Pacific region posted software sales of $3.1 million in fourth quarter 2009, compared to $542,000 in third quarter 2009 and $1.3 million in fourth quarter 2008. Wins in this region included: Parle Products Pvt Ltd., SM Retail (Shoemart Philippines), Target Australia Pty Ltd. and Nestlé Philippines, Inc.
•	Record Attendance at JDA EMEA User Conference: JDA enjoyed the largest attendance ever at its JDAConnect 2009 conference. This record participation was unexpected with the tight expense controls that are in place across the board. The conference was held on October 21-22 in London and brought together members of the JDA customer community, primarily based in its EMEA region.
Fiscal 2009 Results
•	Total revenues of $385.8 million and software revenues of $88.8 million for the 12 months ended December 31, 2009, compared to total revenues of $390.3 million and software revenues of $92.9 million for the 12 months ended December 31, 2008.

•	Adjusted EBITDA was $96.8 million for the 12 months ended December 31, 2009, compared to $97.4 million for the 12 months ended December 31, 2008.

•	Adjusted non-GAAP earnings for the 12 months ended December 31, 2009 were $1.56 per share, compared to adjusted non-GAAP earnings per share of $1.47 for the 12 months ended December 31, 2008, and exclude amortization of acquired software technology and intangibles, restructuring charges, stock-based compensation, costs related to the pending acquisition of i2, as well as the costs of the abandoned acquisition of i2 in 2008.

•	GAAP income applicable to common shareholders for the 12 months ended December 31, 2009 was $17.7 million or $0.50 per share, as compared to GAAP income applicable to common shareholders of $3.1 million or $0.09 per share in the 12 months ended December 31, 2008.

•	Cash flow from operations in the 12 months ended December 31, 2009 was $96.5 million, compared to adjusted non-GAAP cash flow from operations of $73.9 million in the 12 months ended December 31, 2008, which excludes $26.8 million of costs related to the abandoned i2 acquisition in fourth quarter 2008.
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Conference Call Information
          JDA Software Group, Inc. will host a conference call at 4:45 p.m. Eastern time today to discuss earnings results for its fourth quarter and year ended December 31, 2009. To participate in the call, dial 1-877-941-2069 (United States) or 1-480-629-9713 (International) and ask the operator for the “JDA Software Group, Inc. Fourth Quarter 2009 Earnings Conference Call.” A live audio webcast of the conference call can be accessed by logging onto www.jda.com in the Investor Relations section.
          A replay of the conference call will begin on January 25, 2010 at 8:00 p.m. Eastern time and will end on February 25, 2010. To hear a replay of the call over the Internet, access JDA’s Web site at www.jda.com.
About JDA Software Group, Inc.
          (NASDAQ: JDAS) is the world’s leading supply chain solutions provider, helping companies optimize operations and improve profitability. JDA drives business efficiency for its global customer base of nearly 6,000 retailers, manufacturers, wholesaler-distributors and services industries companies through deep domain expertise and innovative solutions. JDA’s combination of unmatched services, together with its integrated yet modular solutions for merchandising, supply chain planning and execution and revenue management, leverage the strong heritage and knowledge capital of market leaders including Manugistics®, E3®, Intactix® and Arthur®. When supply chain results matter, companies turn to JDA. For more information about JDA, visit www.jda.com or contact us at info@jda.com or call +1.800.479.7382 / +1.480.308.3000.

JDA Investor Relations Contacts:
Pete Hathaway, Executive Vice President/Chief Financial Officer
480-308-3000
Mike Burnett, GVP, Treasury and Investor Relations
mike.burnett@jda.com
480-308-3392
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“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995
          This press release contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “will,” and “expect” and other words with forward-looking connotations. In this press release, such forward-looking statements include, without limitation, Mr. Brewer’s statement that the Company will maintain a strong financial position and carry the momentum of its 2009 operating performance into 2010, and our belief that we are on target to finalize the i2 acquisition on January 28, 2010.
          These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. These factors include but are not limited to: the unprecedented volatility in the global economy; the risk that the future business operations of i2 will not be successful; the risk that we will not realize all of the anticipated benefits from our acquisition of i2; the risk that customer retention and revenue expansion goals for the i2 transaction will not be met and that disruptions from the i2 transaction will harm relationships with customers, employees and suppliers; the risk that we will not successfully raise adequate financing for the intended structure; the risk that if our intended financing structure is not successful that our alternative financing structure will not be successful; the risk that unexpected costs will be incurred; the outcome of litigation and regulatory proceedings to which we may be a party; actions of competitors; changes and developments affecting our industry; quarterly or cyclical variations in financial results; development of new products and services; interest rates and cost of borrowing; our ability to protect our intellectual property rights; our ability to maintain and improve cost efficiency of operations, including savings from restructuring actions; changes in foreign currency exchange rates; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the foreign countries in which we do business; reliance on third parties for manufacturing of products and provision of services; and other factors that are set forth in the “Risk Factors” section and other sections of our 2009 Annual Report on Form 10-K and i2’s 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission. Neither JDA nor i2 assumes any obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.
          This communication is being made in respect of the proposed transaction involving JDA and i2. In connection with the proposed transaction, JDA has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 containing a Proxy Statement of i2 and a Prospectus of JDA, and each of JDA and i2 have filed, and plan to file, with the Securities and Exchange Commission other documents regarding the proposed transaction. The definitive Proxy Statement/Prospectus has been mailed to stockholders of i2. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
          Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the Securities and Exchange Commission by JDA and i2 through the website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, investors and security holders may obtain free copies of the Registration Statement and Proxy Statement/Prospectus and other documents filed with the Securities and Exchange Commission from JDA by directing a request to JDA Software Group, Inc., 14400 North 87th Street, Scottsdale, Arizona 85260, Attention: Investor Relations (telephone: (480) 308-3000) or going to JDA’s corporate website at www.jda.com, or from i2 by directing a request to i2 Technologies, Inc., One i2 Place, 11701 Luna Road, Dallas, Texas 75234, Attention: Investor Relations (telephone (469) 357-1000) or going to i2’s corporate website at www.i2.com.
               JDA, i2, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding JDA’s directors and executive officers is set forth in JDA’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 7, 2009, and Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 13, 2009. Information regarding i2’s directors and executive officers is set forth in i2’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 28, 2009, and Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2009. Additional information regarding the interests of such potential participants is included in the Proxy Statement/Prospectus and the other relevant documents filed with the Securities and Exchange Commission.
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Use of Non-GAAP Financial Information
          This press release and the related conference call contain non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP. Management’s presentation of non-GAAP financial measures is intended to be supplemental in nature and should not be considered in isolation or as a substitute for the most directly comparable GAAP measures.
Use and Economic Substance of Non-GAAP Financial Measures Used by JDA
     The Company uses non-GAAP measures of performance, including adjusted operating income, EBITDA (earnings before interest, taxes, depreciation and amortization) and earnings per share, in its public statements. Management uses, and chooses to disclose, these non-GAAP financial measures because (i) such measures provide an additional analytical tool to clarify the Company’s results from operations and help the Company to identify underlying trends in its results of operations; (ii) the Company uses non-GAAP earnings measures, including EBITDA, as a measure of profitability because such measures help the Company compare its performance on a consistent basis across time periods; and (iii) these non-GAAP measures are employed by the Company’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting. The Company also internally uses adjusted EBITDA measures for determining (a) compliance with certain financial covenants in its credit agreement and (b) executive and employee compensation. Set forth below are additional reasons why specific items are excluded from the Company’s non-GAAP financial measures:
•	Amortization charges for acquired technology are excluded because they result from prior acquisitions, rather than ongoing operations, and absent additional acquisitions, are expected to decline over time.

•	Amortization charges for other intangibles are excluded because they are non-cash expenses, and while tangible and intangible assets support our business, we do not believe the related amortization costs are directly attributable to the operating performance of our business.

•	Restructuring charges are significant non-routine expenses that cannot be predicted and typically relate to a change in our business model or to a change in our estimate of the costs to complete a plan to exit an activity of an acquired company. The exclusion of these charges promotes period-to-period comparisons and transparency. Such charges are primarily related to severance costs and/or the disposition of excess facilities driven by the changes to our business model.

•	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•	The direct costs associated with the pending acquisition of i2 and the abandoned acquisition of i2 in 2008 are significant non-routine expenses. Exclusion of these costs promotes period-to-period comparisons and transparency as we do not believe these costs are directly attributable to the operating performance of our business.
Material Limitations (and Compensation thereof) Associated with the Use of Non-GAAP Financial Measures
          Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company’s GAAP results. In the future, the Company expects to continue reporting non-GAAP financial measures excluding items described above and the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above. Accordingly, exclusion of these and other similar items in our non-GAAP presentation should not be construed as an inference that these costs are unusual, infrequent or non-recurring.
Some of the limitations in relying on non-GAAP financial measures are:
•	Amortization of acquired technology and intangibles, though not directly affecting our current cash position, represent the loss in value as the technology in our industry evolves, is advanced or is replaced over time. The expense associated with this loss in value is not included in the non-GAAP net income presentation and therefore does not reflect the full economic effect of the ongoing cost of maintaining our current technological position in our competitive industry which is addressed through our research and development program.
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•	The Company may engage in acquisition transactions in the future. In addition, we incur other restructuring charges from time to time when necessary to adjust our business model. Restructuring related charges may therefore continue to be incurred and should not be viewed as non-recurring.

•	Stock-based compensation is an important component of our incentive compensation arrangements and will be reflected as expenses in our GAAP results for the foreseeable future.

•	Other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure.
     We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial measures only supplementally. We also provide reconciliations of each non-GAAP financial measure to our most directly comparable GAAP measure, and we encourage investors to review carefully those reconciliations.
Usefulness of Non-GAAP Financial Measures to Investors
          The Company believes that the presentation of these non-GAAP financial measures is warranted for several reasons. First, such non-GAAP financial measures provide investors and management an additional analytical tool for understanding the Company’s financial performance by excluding the impact of items which may obscure trends in the core operating performance of the business. Second, since the Company has historically reported non-GAAP results to the investment community, the Company believes the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare the Company’s performance across financial reporting periods.
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JDA SOFTWARE GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts, unaudited)

	December 31,	December 31,
	2009	2008
ASSETS
Current Assets:
Cash and cash equivalents	$75,974	$32,696
Restricted cash	287,875	—
Accounts receivable, net	68,883	79,353
Income tax receivable	—	316
Deferred tax asset	19,142	22,919
Prepaid expenses and other current assets	15,667	14,223

Total current assets	467,541	149,507

Non-Current Assets:
Property and equipment, net	40,842	43,093
Goodwill	135,275	135,275
Other Intangibles, net:
Customer lists	99,264	121,719
Acquired software technology	20,240	24,160
Trademarks	157	1,335
Deferred tax asset	44,350	44,815
Other non-current assets	13,997	4,872

Total non-current assets	354,125	375,269

Total Assets	$821,666	$524,776

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$7,192	$3,273
Accrued expenses and other liabilities	45,523	52,090
Income taxes payable	3,489	—
Deferred revenue	65,665	62,005

Total current liabilities	121,869	117,368

Non-Current Liabilities:
Long-term debt	272,250	—
Accrued exit and disposal obligations	7,341	8,820
Liability for uncertain tax positions	8,770	7,093

Total non-current liabilities	288,361	15,913

Total Liabilities	410,230	133,281

Redeemable Preferred Stock	—	50,000

Stockholders’ Equity:
Preferred stock, $.01 par value; authorized 2,000,000 shares; none issued or outstanding	—	—
Common stock, $.01 par value; authorized, 50,000,000 shares; issued 36,323,246 and 32,458,396 shares, respectively	363	325
Additional paid-in capital	361,362	305,564
Deferred compensation	(5,297)	(2,915)
Retained earnings	74,014	56,268
Accumulated other comprehensive income (loss)	3,267	(2,017)
Less treasury stock, at cost, 1,785,715 and 1,307,317 shares, respectively	(22,273)	(15,730)

Total stockholders’ equity	411,436	341,495

Total liabilities and stockholders’ equity	$821,666	$524,776

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JDA SOFTWARE GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except earnings per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
REVENUES:
Software licenses	$28,626	$34,305	$88,786	$92,898
Maintenance services	46,958	44,001	179,336	182,844

Product revenues	75,584	78,306	268,122	275,742

Consulting services	28,653	25,171	107,618	104,072
Reimbursed expenses	2,886	2,738	10,060	10,518

Service revenues	31,539	27,909	117,678	114,590

Total revenues	107,123	106,215	385,800	390,332

COST OF REVENUES:
Cost of software licenses	824	1,490	3,241	3,499
Amortization of acquired software technology	966	1,007	3,920	5,277
Cost of maintenance services	10,749	11,589	43,165	45,734

Cost of product revenues	12,539	14,086	50,326	54,510

Cost of consulting services	23,553	20,870	85,285	81,954
Reimbursed expenses	2,886	2,738	10,060	10,518

Cost of service revenues	26,439	23,608	95,345	92,472

Total cost of revenues	38,978	37,694	145,671	146,982

GROSS PROFIT	68,145	68,521	240,129	243,350

OPERATING EXPENSES:
Product development	13,586	13,670	51,318	53,866
Sales and marketing	19,691	18,730	66,001	66,468
General and administrative	12,663	12,557	47,664	44,963
Amortization of intangibles	5,753	6,076	23,633	24,303
Restructuring charges	160	4,428	6,865	8,382
Acquisition-related costs	4,768	—	4,768	—
Costs of abandoned acquisition	—	25,060	—	25,060

Total operating expenses	56,621	80,521	200,249	223,042

OPERATING INCOME (LOSS)	11,524	(12,000)	39,880	20,308

Interest expense and amortization of loan fees	(1,741)	(3,673)	(2,712)	(10,349)
Finance costs on abandoned acquisition	767	(4,655)	767	(5,292)
Interest income and other, net	367	664	1,253	2,791

INCOME (LOSS) BEFORE INCOME TAXES	10,917	(19,664)	39,188	7,458
Income tax (provision) benefit	(2,420)	6,117	(12,849)	(4,334)

NET INCOME (LOSS)	$8,497	$(13,547)	$26,339	$3,124

Consideration paid in excess of carrying value on the repurchase of redeemable preferred stock	—	—	(8,593)	—

INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS	$8,497	$(13,547)	$17,746	$3,124

EARNINGS (LOSS) APPLICABLE TO COMMON SHAREHOLDERS:
Basic earnings (loss) per share	$.25	$(.44)	$.51	$.09

Diluted earnings (loss) per share	$.24	$(.44)	$.50	$.09

SHARES USED TO COMPUTE EARNINGS (LOSS) PER SHARE:
Basic earnings (loss) per share	34,519	31,080	34,936	34,339

Diluted earnings (loss) per share	35,046	31,080	35,258	35,185

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JDA SOFTWARE GROUP, INC.
NON-GAAP MEASURES OF PERFORMANCE
(in thousands, except share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008

Reconciliation of GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA

Net Income (Loss) (GAAP BASIS)	$8,497	$(13,547)	$26,339	$3,124
Income tax provision (benefit)	2,420	(6,117)	12,849	4,334
Interest expense and amortization of loan fees	1,741	3,673	2,712	10,349
Amortization of acquired software technology	966	1,007	3,920	5,277
Amortization of intangibles	5,753	6,076	23,633	24,303
Depreciation	2,477	2,288	9,686	9,700

EBITDA (earnings before interest, tax, depreciation and amortization)	21,854	(6,620)	79,139	57,087
Restructuring charges	160	4,428	6,865	8,382
Stock-based compensation	1,682	1,189	8,094	4,324
Acquisition-related costs	4,768	—	4,768	—
Costs of abandoned acquisition	—	25,060	—	25,060
Finance costs on abandoned acquisition	(767)	4,655	(767)	5,292
Interest income and other non-operating income (expense), net	(367)	(664)	(1,253)	(2,791)

Adjusted EBITDA	$27,330	$28,048	$96,846	$97,354

EBITDA, as a percentage of revenue	20%	(6%)	21%	15%

Adjusted EBITDA, as a percentage of revenue	26%	26%	25%	25%

NON-GAAP EARNINGS PER SHARE

Income (loss) before income taxes (GAAP BASIS)	$10,917	$(19,664)	$39,188	$7,458

Amortization of acquired software technology	966	1,007	3,920	5,277
Amortization of intangibles	5,753	6,076	23,633	24,303
Restructuring charges	160	4,428	6,865	8,382
Stock-based compensation	1,682	1,189	8,094	4,324
Acquisition-related costs	4,768	—	4,768	—
Costs of abandoned acquisition	—	25,060	—	25,060
Finance costs on abandoned acquisition	(767)	4,655	(767)	5,292

Adjusted income before income taxes	23,479	22,751	85,701	80,096
Adjusted income tax expense	8,452	7,622	30,713	28,266

Adjusted net income	$15,027	$15,129	$54,988	$51,830

Adjusted non-GAAP diluted earnings per share	$0.43	$0.43	$1.56	$1.47

Shares used to compute non-GAAP diluted earnings per share	35,046	34,953	35,258	35,185

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	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008

CASH FLOW INFORMATION

Net cash provided by (used in) operating activities (GAAP BASIS)	$15,953	$(23,580)	$96,481	$47,092

Add back costs of the abandoned acquisition of i2 Technologies	—	25,060		25,060
Add back financing costs on the abandoned acquisition of i2 Technologies	—	4,655		5,292
Less accrued and unpaid costs of the abandoned acquisition of i2 Technologies	—	(3,573)	—	(3,573)

	—	26,142	—	26,779

Adjusted non-GAAP net cash provided by operating activities	$15,953	$2,562	$96,481	$73,871

Net cash used in investing activities:
Change in restricted cash	$(287,875)	$—	$(287,875)	$—
Payment of direct costs related to acquisitions	(649)	1,192	(5,110)	(4,242)
Purchase of other property and equipment	(1,595)	(2,529)	(7,136)	(8,594)
Proceeds from disposal of property and equipment	22	17	84	132

	$(290,097)	$(1,320)	$(300,037)	$(12,704)

Net cash provided by financing activities:
Issuance of common stock under equity plans	$325	$1,792	$14,849	$7,806
Proceeds from issuance of long-term debt, net of discount	272,217	—	272,217	—
Debt issuance costs	(6,487)	—	(6,487)	—
Principal payments on term-loan agreement	—	(80,477)	—	(99,563)
Redemption of Series B Convertible Preferred stock	—	—	(28,068)	—
Purchase of treasury stock and other, net	(277)	(184)	(6,543)	(3,724)

	$265,778	$(78,869)	$245,968	$(95,481)

JDA Software Group, Inc.
14400 N. 87th Street
Scottsdale, Ariz. 85260